Exhibit 4.1

ORDINARY SHARES OF NIS 1.00 PAR VALUE PER SHARE, OF KAMADA LTD. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the Company’s duly authorized officers. DATED:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	– as tenants by the entireties		(Cust)	(Minor)
JT TEN	– as joint tenants with the right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act ____________________________
(State)

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

Complete this form only when transferring to another person.

For value received, ______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE TYPEWRITE NAME AND ADDRESS

Shares

represented by the within certificate and do hereby irrevocably constitute and appoint __________________________________________________________________________________________ attorney to transfer the said same on the books of the within-named Company, with full power of substitution in the premises.

Dated

X
SIGNATURE(S)

NOTICE:	The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.